Exhibit 99.1

Ra Medical Systems Announces Results of its Special Meeting of Stockholders and a 1-for-50 Reverse Stock Split

CARLSBAD, Calif. (September 20, 2022) – Ra Medical Systems, Inc. (NYSE American: RMED) (“Ra Medical” or the “Company”) announces that at its virtual Special Meeting of Stockholders held today, the Company’s stockholders approved all three proposals on the proxy filed with the Securities and Exchange Commission on August 29, 2022. The Company also announces that its Board of Directors has approved a 1-for-50 reverse stock split of the Company’s common stock, with an effective time of 4:01 p.m. Eastern time on September 30, 2022.The Company’s common stock is expected to begin trading on a split-adjusted basis at commencement of trading on Monday, October 3, 2022.

“We thank our stockholders for voting to pass all Special Meeting proposals. In addition to assisting us with maintaining our listing with the NYSE American exchange, this vote is an important step toward completing our planned merger with Catheter Precision, which our board believes offers the best path for value creation for our company,” said Will McGuire, Ra Medical CEO. “We plan to file a proxy in the coming weeks for another Special Meeting that will allow our stockholders to vote on the proposed merger with Catheter Precision. Assuming the merger proposal passes and the other conditions under the merger agreement are satisfied, we expect to complete the transaction by the end of 2022.”

Results of the Special Meeting of Stockholders

At the September 20, 2022 Special Meeting of Stockholders, the following proposals were approved:

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Proposal No. 1 – Warrant Exercise Proposal: The issuance of more than 19.99% of the Company’s outstanding common stock upon the exercise of the Company’s Series C Common Stock Purchase Warrants.  The passage of this proposal provides for the immediate right for the potential exercise to occur and was required in accordance with NYSE American Company Guide Section 713(a);

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Proposal No. 2 – Reverse Stock Split Proposal: To amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for-20 and 1-for-50.  Passage of the proposal authorized the Company’s board of directors to institute the reverse stock split, including the selection of timing and ratio of the reverse stock split; and

•	Proposal No. 3 – Adjournment Proposal: To continue the Special Meeting of Stockholders if necessary to continue solicitation of votes for Proposals No. 1 & No. 2.

Reverse Stock Split

The reverse stock split will reduce the number of shares of Ra Medical’s common stock outstanding from approximately 54,514,828 shares to approximately 1,090,296 shares, but will not change the authorized number of shares of common stock, which will remain at 300,000,000 shares of common stock. The Company’s common stock will continue to trade on the NYSE American Stock Market under the symbol “RMED.” The new CUSIP number for the common stock following the reverse stock split will be 74933X 302.

The reverse stock split supports maintenance of the Company’s NYSE American listing. On September 2, 2022, Ra Medical announced receipt of a notice that the NYSE American LLC had determined the Company’s securities had been selling at a low price per share for a substantial period of time. Pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the Company’s continued listing is predicated on it effecting a reverse stock split of its common stock or otherwise demonstrating sustained price improvement within a reasonable period of time, which the NYSE American has determined to be no later than February 28, 2023.

The reverse stock split will affect all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s equity, except to the extent that the reverse stock split would result in a stockholder owning a fractional share. No fractional shares will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive a fractional share will instead be entitled to receive cash in lieu of such fractional share from the Company’s transfer agent, American Stock Transfer & Trust Company, LLC. Holders of the Company’s common stock held in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the reverse stock split. Stockholders of record will be receiving information from the Company’s transfer agent regarding their common stock ownership post-reverse stock split.

In addition, pursuant to their terms, a proportionate adjustment will be made to the per share exercise price and number of shares issuable under all of the Company’s outstanding equity awards, and the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive plans will be reduced proportionately.

Furthermore, pursuant to their terms, a proportionate adjustment will be made to the per share exercise price and number of shares issuable under all of the Company’s outstanding warrants.

Proposed Merger Agreement

On September 12, 2022, Ra Medical announced entering into an Agreement and Plan of Merger (the “Merger Agreement”) with privately held Catheter Precision, Inc., a medical device and technology company focused in the field of cardiac electrophysiology. Under the terms of the Merger Agreement, Catheter Precision will become a wholly owned subsidiary of Ra Medical in a stock-for-stock reverse merger transaction (the “Merger”). If completed, the Merger will result in a combined publicly traded company that will focus on the cardiac electrophysiology market, one of the most robust and growing areas of medical devices.

Catheter Precision has three product areas that it intends to pursue. Its lead product, named VIVO™ (an acronym for View Into Ventricular Onset) is an FDA-cleared and CE mark product that utilizes non-invasive inputs to locate the origin of ventricular arrhythmias, and, through its use, the physician can identify patients for invasive catheter ablation, and with those patients, reduce the amount of time in the invasive procedure. Ventricular arrhythmias include ventricular tachyarrhythmias and premature ventricular arrhythmias, diseases that affect millions of patients who are not well treated today. While much past growth in the electrophysiology market has been for atrial fibrillation, Catheter Precision believes that ventricular arrhythmias represent a large growth area moving forward. It also intends to pursue a second generation of Amigo®, a robotic arm previously cleared by the FDA and awarded the CE mark, which serves as a catheter control device that can be remotely controlled outside of the procedure room.  Catheter Precision has demonstrated that patient outcomes could potentially be enhanced by utilization of this device.  Catheter Precision is working toward a third product release in the first half of 2023, which is a vessel closure device that would assist in the closure of the insertion site of the percutaneous catheter or other device used within the body. It is estimated that the worldwide market for this closure assist device is over one million procedures per year.

Medtech veteran David Jenkins, who has extensive experience growing medical device start-ups, will serve as Chief Executive Officer of the combined company. Before taking the role as CEO of Catheter Precision, Mr. Jenkins was instrumental in operating several medical device start-ups, including Transneuronix, Inc., which was acquired by Medtronic plc (NYSE: MDT) for $267 million in July 2005, and EP MedSystems, Inc., which was acquired by St. Jude Medical for $95.7 million in July 2008.

The Merger is expected to close before the end of 2022, subject to satisfying certain closing conditions, including the receipt of shareholder approval by both companies. The descriptions of the Merger, the proposals to be voted on in connection with the Merger at the Ra Medical Special Meeting of Stockholders, Catheter Precision and the other transactions and matters contemplated thereby or referenced herein do not purport to be complete and are qualified in their entirety by reference to the Company’s Current Reports on Form 8-K, including the Current Reports on Form 8-K filed on September 12, 2022 and September 2, 2022, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the Securities and Exchange Commission (the “SEC”) from time to time and available on the SEC website. The Company also intends to file a proxy statement relating to the Merger with Catheter Precision with the SEC, as further described below.

About Catheter Precision

Catheter Precision is an innovative U.S.-based medical device company bringing new solutions to market to improve the treatment of cardiac arrhythmias. It is focused on developing groundbreaking technology for electrophysiology procedures by collaborating with physicians and continuously advancing its products.

About Ra Medical Systems

Ra Medical Systems, Inc. is a medical device company that owns intellectual property related to an advanced excimer laser-based platform for use in the treatment of vascular immune-mediated inflammatory diseases. Its excimer laser and single-use catheter system, together referred to as the DABRA Excimer Laser System, is used as a tool in the treatment of peripheral artery disease.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

The shares of Common Stock being issued in the Merger (the “Securities”) are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. Catheter Precision and Ra Medical intend to distribute a Private Placement Memorandum/Joint Information Statement (the “PPM/Joint Information Statement”) to the stockholders of Catheter Precision, and Catheter Precision stockholders are encouraged to carefully read the PPM/Joint Information Statement, together with Ra Medical’s concurrent SEC filings, which will contain important information concerning the transaction.

The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The Company intends to file a proxy statement (the “Proxy”) to call, give notice of and hold a meeting of its stockholders to vote to approve, among other matters, (a) the Merger, and (b) the issuance of the shares of the Ra Medical Common Stock to be issued pursuant to the terms of the Merger Agreement. Catheter Precision also intends to furnish an information statement to its stockholders in connection with the proposed Merger as part of the PPM/Joint Information Statement. The only matters that the Company is seeking approval for at the Special Meeting of Stockholders are the matters that will be set forth in the Proxy.

The Proxy and PPM/Joint Information Statement will contain important information about Catheter Precision, the proposed Merger and related matters.  In addition, on September 12, 2022, the Company  filed a Current Report on Form 8-K that included certain audited financial statements of Catheter Precision for the two-year period ended December 31, 2021 (the “Catheter Audited Financial Statements”), the unaudited financial statements of Catheter Precision for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Precision Financial Statements, the “Financial Information”).

Ra Medical intends to mail the Proxy to Ra Medical stockholders, and Catheter Precision intends to electronically disseminate the PPM/Joint Information Statement. INVESTORS AND SECURITYHOLDERS OF RA MEDICAL AND CATHETER PRECISION ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RA MEDICAL, CATHETER PRECISION AND THE PROPOSED MERGER. THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE PPM/JOINT INFORMATION STATEMENT, THE PROXY, THE CURRENT REPORTS ON FORM 8-K, INCLUDING THE CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 12, 2022, THE COMPANY’S QUARTERLY REPORT FOR THE PERIOD ENDED JUNE 30, 2022, OR ANY OTHER DOCUMENTS THAT RA MEDICAL AND/OR CATHETER PRECISION MAY FILE WITH THE SEC OR SEND TO THEIR RESPECTIVE SECURITYHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITYHOLDERS MAY OBTAIN FREE COPIES OF RA MEDICAL’S DOCUMENTS FILED WITH THE SEC, ONCE AVAILABLE, ON THE RA MEDICAL WEBSITE OR ON THE SEC’S WEBSITE.

The unaudited pro forma combined financial information does not purport to represent the actual results of operations that the Company and Catheter Precision would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings.

Participants in the Solicitation

Ra Medical, Catheter Precision and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ra Medical in connection with the proposed transaction. Information about Ra Medical’s directors and executive officers is set forth in Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 17, 2022, as amended, and in subsequent filings made by Ra Medical with the SEC. Other information regarding the interests of such individuals, as well as information regarding Catheter Precision’s directors and executive officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger, future access to capital markets, and the plans and expectations of the combined company regarding Catheter Precision’s products, including its plans, strategies, projected timelines and estimated markets, for and/or related to VIVO and the Amigo and vessel closure devices described above. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger, including the ability of the combined company to access the capital markets at such times and in such amounts, and on such terms, as needed to meet the Net Cash requirements of the Merger Agreement, execute its future business strategies and maintain its listing on the NYSE American or other national stock exchange, potential application of SEC and/or exchange “shall company” rules, and the ability of the combined company to successfully pursue its product lines in the manner and in the timeframe described here. The Merger Agreement contains certain closing conditions, including a minimum prevailing stock price for Ra Medical and Net Cash amount at closing, which do not constitute representations or covenants of either party, and are subject to waiver by the parties. If Ra Medical’s stock price drops below certain levels, the amount of merger consideration, if any, received by Catheter stockholders will be adversely impacted. The parties have reserved the right to waive conditions to the closing of the Merger and revise the Merger Agreement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, the Current Reports on Form 8-K, including the Current Report on Form 8-K filed on September 12, 2022, and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.  Important business and financial information about Catheter Precision’s business and the related discussion and analysis of financial condition and results of operations of Catheter Precision is set forth in the Current Report on Form 8-K being filed on September 12, 2022and the exhibits thereto and should be read in conjunction with the Catheter Precision Financial Statements and the pro forma financial statements for the combined company that are attached as exhibits thereto. Risks and uncertainties related to the Merger, Catheter Precision, and the projections and estimates described above that may cause actual results to differ materially from those expressed or implied in any forward-looking statement are included “Risk Factors – Risk Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets,” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which are filed as the exhibits to the Current Report on Form 8-K filed on September 12, 2022. These documents can be accessed on the Company’s Investor Relations page at https://ir.ramed.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, and ongoing volatility in the stock markets and the U.S. economy in general. The extent to which the COVID-19 pandemic impacts the Company’s and Catheter Precision’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. The Company and Catheter Precision assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Disclaimer

This press release relates to a proposed business combination between the Company and Catheter Precision. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Ra Medical Systems Contact:

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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